EXHIBIT 99.2
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT dated as of August 9, 2000 by and between eGames, Inc., a Pennsylvania corporation with an address at 2000 Cabot Boulevard West, Suite 110, Langhorne, PA 19047 (referred to herein as the Borrower), and SUMMIT BANK, a Pennsylvania state banking corporation maintaining offices at 7111 Valley Green Road, Fort Washington, PA 19034-2209 (hereinafter referred to as Lender).

                                    RECITALS

         A. The capitalized terms used in these Recitals and this Security Agreement shall have the meanings stated in Section 1 unless the context shall otherwise require.

         B. The Borrower has executed and delivered to the Lender: (i) a Loan Agreement; (ii) a note evidencing a line of credit loan to Borrower in the principal amount not to exceed Two Million Dollars ($2,000,000.00) (referred to herein as the Note), of even date herewith, and collateral documents pursuant thereto dated as of even date herewith.

         C. The Note and all collateral documents pursuant thereto (including but not limited to this Security Agreement) are collectively referred to as the Loan Documents.

         D. The Loan Documents are secured by, among other items, the accounts, accounts receivable, inventory, work in progress, equipment, furniture, fixtures and machinery owned by the Borrower.

         E. All of the requirements of law have been fully complied with and all other acts and things necessary to make this Security Agreement a valid, binding and legal instrument for the security of the Note have been done and performed.

         NOW, THEREFORE, in order to secure the payment of the principal of and interest and other charges on the Note according to its tenor and effect, and to secure the payment of all other indebtedness hereby secured and the performance and observance of all the covenants and conditions in the Note, in this Security Agreement and in the Loan Documents contained, and to declare the terms and conditions on which the Note is secured, the Borrower does hereby grant to the Lender, its successors and assigns, a security interest in and to the following described Properties (hereinafter sometimes referred to as the Collateral):

                                   Division I

         All furniture, fixtures, equipment, work in progress and inventory now owned or hereafter acquired by the Borrower with or without the use of borrowed funds and by way of replacement, renewal, substitution, addition or otherwise (the Equipment), together with all accessories, equipment, parts and appurtenances appertaining or attached to any of such Equipment, whether now owned or hereafter acquired, and all additions, improvements, accessions and accumulations to, any and all of said Equipment, together with all the proceeds, products, offspring, rent, issues, income, profits and avails thereof and there from.

                                   Division II

         All Chattel Paper now owned or hereafter acquired by the Borrower, including, but not limited to, all writings evidencing a monetary obligation and a security interest in all leases of specific goods and all Chattel Paper. When a transaction is evidenced either or both by a security agreement and/or lease of personal property and by instrument or series of instruments, such group of writings individually or taken together constitutes Chattel Paper.

                                  Division III

         All General Intangibles now owned or hereafter acquired by the Borrower, including, but not limited to, chooses in action, contract rights, licensing agreements, royalty payments, corporate or other business records (including without limitation customer lists, tenant lists, correspondence, advertising materials, computer programs, printouts and other computer materials and records), inventions, designs, copyrights, logos, patents and patent applications, and the inventions and improvements described and claimed therein, trademarks, trademark applications, service marks, registered service marks and service mark applications, together with the goodwill connected with and symbolized by any of the foregoing, trade names, secrets, registrations, licenses, sublicenses, permits, franchises, warranties, rights and claims against third parties including carriers and shippers, rights to indemnification (including tax and liability indemnifications), leasehold and subleasehold interest in personal property, plans, specifications, drawings, appraisals, reports, security interests and security held by or granted to the Borrower, tax refunds, tax refund claims, awards resulting from claims arising from adverse condemnation proceedings, royalty and product rights, rights to the retrieval from third parties of electronically processed and recorded data pertaining to any Collateral, partnership and joint venture interests, goodwill, whether or not associated with any of the foregoing.

                                   Division IV

         All instruments, including, without limitation, all drafts, checks, certificates of deposit, notes, bills of exchange, certificated securities, uncertificated securities and all other writings which evidence a right to the payment of money by delivery with any necessary endorsement or assignment and all of the documents of title issued by field warehousemen now owned or hereafter acquired by the Borrower.

                                   Division V

         All Accounts, Accounts Receivable, royalty and licensing payments, Deposits and Deposit Accounts whether now owned or hereafter acquired by the Borrower however arising including, but not limited to, those Accounts and Accounts Receivable by or resulting from the sale, financing or lease of Inventory or Equipment or arising by reason of goods sold, financed or leased or arising by reason of the performance of services.

                                   Division VI

         To the extent related to any Property described in Divisions I through V above, all books, correspondence, credit files, records, invoices, bills of lading and other computer runs and other papers and documents in the possession or control of the Borrower or any computer bureau service agency or other representative from time to time acting for the Borrower and to the extent related to any Property described in Divisions I through V above and payments under any policies of insurance including claims of rights to payments thereunder and proceeds therefrom.

                                  Division VII

         All proceeds, rents or profits, issues, income and avails of the Collateral including but not limited to cash and insurance proceeds.

                                  Division VIII

         All products and offspring of the Collateral.

         The Loan Agreement between Borrower and Lender contains a negative pledge restricting Borrower's rights to grant junior security interests in the collateral described herein.

         The security interests granted pursuant hereto are intended to be both first priority security interests as such term is defined in Article 9 of the Uniform Commercial Code as of the date hereof, and, to the extent applicable, a first priority post-petition security interest as such term is defined in 11 USC '552(b) should Borrower file for relief pursuant to the Bankruptcy Code.

SECTION 1. DEFINITIONS AND OTHER PROVISIONS.

         The following terms shall have the following meanings for all purposes of this Security Agreement:

         Accounts and Accounts Receivable, Chattel Paper, Documents, Equipment, General Intangible, Goods, Instruments and Inventory shall have the meanings set forth in the Uniform Commercial Code of Pennsylvania.

         Borrower shall mean eGames, Inc., a Pennsylvania corporation and any individual, partnership, firm, not-for-profit corporation or corporations which succeeds thereto by merger or consolidation or which acquires all or substantially all of the assets thereof.

         Collateral shall have the meaning stated in the Granting Clauses of this Security Agreement, or such broader definition as may be provided for under the Uniform Commercial Code as enacted and then in effect in the Commonwealth of Pennsylvania.

         Default shall mean the occurrence and continuance of an Event of Default or an event which, after notice or lapse of time or both, would become an Event of Default under any of the Loan Documents.

         Default Rate shall mean the Default Rate as defined in the Note.

         Equipment shall have the meaning stated in the Granting Clauses of this Security Agreement.

         Event of Default shall mean any event specified as such herein or in the Loan Documents.

         Event of Loss with respect to any Collateral shall mean either: (1) the total loss of such Collateral, which shall include damage to an extent that in the sole reasonable judgment of the Lender the repair of such Collateral is rendered impractical or uneconomical, or (2) the theft, disappearance, condemnation, confiscation or seizure of, or requisition of title to or use of, such Collateral.

         Indebtedness Hereby Secured shall mean the indebtedness evidenced by the Note and/or the Loan Documents and by the other documents executed pursuant thereto, or pursuant to any other loan between Lender and Borrower whether now existing or entered into at a later date, together with all principal thereof and interest and all additional amounts and other sums at any time due and owing from or required to be paid by the Borrower to Lender, under the terms of the Note, this Security Agreement, the other Security Documents, or the Loan Documents, and any extensions, renewals or modifications thereof or other document evidencing a loan from Lender to Borrower whether now existing or entered into at a later date.

         Lien  shall  mean  a  security   interest,   mortgage,   lien,  charge,
encumbrance on, or pledge of, the Collateral, other than Permitted Encumbrances or the security interest created by this Security Agreement.

         Loan Document(s) means any Loan Agreement, Note, Surety Agreement, Security Agreement, Mortgage or any other document heretofore, now or hereafter executed by or on behalf of Borrower to Lender, together with all modifications, extensions and/or renewals thereof.

         Officer's Certificate means a certificate of the Borrower signed by the President or any Vice President of the Borrower.

         Payment Date means any date on which a payment of principal or interest is due on the Note.

         Permitted Encumbrance shall mean purchase money security interests and finance leases as such term is defined in the Uniform Commercial Code and consented to by Lender.

         Property or Properties shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         Security  Agreement  means  this  Security  Agreement   (including  the
Schedules, if any,) as amended or modified from time to time.

         Any capitalized terms used herein and not defined herein shall have the meaning attributed to such term in the Loan Documents.


SECTION 2. COVENANTS AND WARRANTIES OF THE BORROWER.

         The Borrower represents, covenants, warrants and agrees for the benefit of the Lender as follows:

Section 2.1. Borrower's Performance of Loan Documents, Security Documents, Etc.

         Each and all of the terms, provisions, restrictions, covenants, representations and agreements set forth in the Loan Documents, the Note and all other security documents, and in each and every supplement thereto or amendment thereof which may at any time or from time to time be executed and delivered by the parties thereto or their successors and assigns, including, but not limited to, any document evidencing a loan to Borrower from Lender whether now existing or entered into at a later date, are incorporated herein by reference to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein. The Borrower does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by the Loan Documents, the Note and each other security document or other documents issued pursuant to the Loan Documents so incorporated herein to the same extent and with the same force and effect as if each and all of said terms, provisions, restrictions, covenants, representations, warranties and agreements so incorporated herein by reference were set out and repeated herein at length. Without limiting the foregoing, the Borrower covenants and agrees to pay all taxes, assessments and governmental charges or levies imposed upon this Security Agreement or the Note or any other Indebtedness Secured Hereby.

Section 2.2. Warranty of Title.

         The Borrower has good and valid title to, and is in possession of, the Collateral, free of Liens (except for Permitted Encumbrances) and has, and covenants that it will continue to have, full power and lawful authority to grant a security interest in the Collateral to the Lender for the uses and purposes herein set forth. The Borrower will warrant and defend the title to the Collateral against all claims and demands of all Persons whomsoever and howsoever arising. There is no financing statement in which the Borrower is named, or which the Borrower has signed, as debtor, on file on the date of this Security Agreement in any public office covering any of the Collateral except as required or contemplated by the Loan Documents and this Security Agreement and financing statement with respect to indebtedness of Borrower that will be satisfied with a portion of the proceeds of the Loan.

Section 2.3. Further Assurances.

         The Borrower will, at its own expense, do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the perfection of the security interest herein provided for in the Collateral, whether now owned or hereafter acquired.

Section 2.4. After-acquired Property.

         Except as otherwise permitted pursuant to the Loan Documents any and all Property described or referred to in the granting clauses of this Security Agreement which is hereafter acquired shall without any further conveyance, assignment or act on the part of the Borrower or the Lender become and be subject to this Security Agreement as though specifically described herein.

Section 2.5. Recordation and Filing.

         The Borrower will cooperate with Lender and cause this Security Agreement and all financing and continuation statements at all times to be kept recorded, registered and filed at its own expense in such manner and in such places as may be required by law in order to preserve and protect the rights of the Lender hereunder, and the Borrower will record, register and file all financing and continuation statements which are necessary to preserve and protect the rights of the Lender as a first priority secured creditor under this Security Agreement as supplemented to the same extent provided on the date of this Security Agreement and will re-record, register or re-file this Security Agreement, each supplemental security agreement and continuation statements prior to the final maturity date of the Note in order to preserve and protect the rights of the Lender.

Section 2.6. Payment of Indebtedness.

         The Borrower is justly indebted to the Lender for the full amount of the Note, and the Borrower will promptly pay the Note and the other Indebtedness Hereby Secured as and when the same or any part thereof becomes due (subject to applicable grace and notice periods, whether by lapse of time, declaration, acceleration, demand or otherwise).

Section 2.7. Payment of Taxes.

         The Borrower will from time to time duly pay and discharge all taxes, assessments, levies, fees and other governmental charges imposed on the Collateral or any part thereof; provided that the Borrower shall have the right to contest in good faith, by an appropriate proceeding promptly initiated and diligently conducted, the validity, amount or imposition of any such tax, assessment or charge, and upon such good faith contest to delay or refuse payment thereof, if (a) the Borrower establishes adequate reserves to cover such contested taxes, assessments or charges, if and to the extent required under generally accepted accounting principles, and (b) such contest does not have a material adverse effect on the financial condition of the Borrower, the ability of the Borrower to make the payments due on the Note or the priority or value of the Lender's security interest in the Collateral.

Section 2.8. Restrictions on Liens.

         (a) Negative Pledge. Except and limited to the Liens created hereby, Permitted Encumbrances, or otherwise consented to in advance and in writing by Lender, the Borrower shall not create, incur, assume or suffer to exist any liens on the Collateral or the interests of the Borrower therein and will discharge and keep the Collateral free of any mortgage, pledge, lien charge, encumbrance or claim on or with respect to the Collateral or title to any thereof or any interest therein.

         (b) Lender's Rights to Cure. The Lender may, but shall not be obligated to, upon the occurrence of a Default or an Event of Default with or without the prior written consent of the Borrower at its option, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral including the purchasing of insurance therefore and the Borrower will immediately reimburse the Lender on demand for any payment made or any expenses incurred by the Lender pursuant to the foregoing authority with interest at the Default Rate. All such expenses and payments shall have the benefit of and be secured by the security interest herein granted.

Section 2.9. Maintenance.

         (a) Maintenance. The Borrower will, at its own expense, maintain, service, clean and repair the Collateral in accordance with sound business practices and to the same extent as the Borrower would in the prudent management of its properties, maintain, service, clean and repair similar equipment owned by the Borrower and in any event to the extent required to maintain such Collateral in good operating condition and in compliance with (i) all manufacturers' or other warranty covering the Collateral and (ii) any applicable requirements of law or of any governmental authority having jurisdiction (ordinary wear and tear excepted). The Borrower shall not permit the Collateral to be used or operated in violation of (1) any law or any rule, regulation or order or any governmental authority having jurisdiction; or (2) the terms of any insurance policy in effect with respect to such Collateral; or (3) any applicable manufacturer's or other warranty covering the Collateral. The Borrower shall use the Collateral only for business or commercial purposes. In addition, the Borrower covenants that it will not permit the Collateral to be used for purposes other than their intended purposes or in such capacities which exceed the design capacities of such Collateral, and further covenants to maintain the Collateral in such condition as to keep the manufacturers' warranties with respect to the Collateral in full force and effect.

         (b) Replacement of Parts. The Borrower will, at its own cost and expense and in accordance with prudent management and sound business practices, promptly replace all parts (including all appurtenances, accessories, furnishings and other equipment of whatever nature) which may from time to time be incorporated or installed in or attached to the Collateral and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. All replacement parts shall be free and clear of all Liens, and shall be in as good operating condition as, and shall have a value, utility and useful life at least equal to, the parts replaced, it being assumed for this purpose that such replaced parts were in the condition and repair required to be maintained by the terms hereof.

Section 2.10. Insurance.

         (a) Insurance Against Loss or Damage. Borrower shall maintain casualty insurance coverage with an insurance company on the Collateral in such amounts and of such types as may be requested by Lender, and in any event, as are ordinarily carried by similar businesses; and, in the case of all policies insuring property in which Lender shall have a Security Interest of any kind whatsoever, all such insurance policies shall provide that the proceeds thereof shall name Lender as loss payee and additional insured and shall be payable to Borrower and Lender, as their respective interests may appear; provided, however, that in the event of a casualty loss less than Fifty Thousand Dollars ($50,000.00), the proceeds shall be payable to Borrower. If the proceeds of a casualty loss exceed Fifty Thousand Dollars ($50,000.00), Lender shall retain the right, in its sole discretion, to apply said proceeds to the satisfaction of the Obligations. Borrower shall produce proof of payment of premiums for said insurance policies as Lender may reasonably request. All said policies or certificates thereof, including all endorsements thereof and those required hereunder, shall be deposited with Lender; and such policies shall contain provisions that no such insurance may be canceled or decreased or amended in such manner and to such extent as prudent business would dictate. If Borrower shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Lender shall be notified within thirty (30) days of any such failure to obtain and/or maintain said policies of insurance or the failure to pay any premium when due, the Lender may, but shall not be obliged to, obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including, at Lender's option, the coverage provided by all or any of the policies of Borrower and pay all or any part of the premium therefore, without waiving any Event of Default by Borrower, and any sums, including reasonable attorney fees, court costs, expenses and other charges related thereto, so disbursed by Lender shall be payable, on demand, by Borrower to Lender and shall be an additional Obligation;

         (b) Insurance Against Public Liability and Property Damage. The Borrower will maintain in effect, with insurers reasonably satisfactory to the Lender, insurance with respect to Public Liability and Property Damage which it would, in the prudent management of its operations, maintain; provided, however, that in no event shall the insurance maintained in accordance with this subsection 2.10 (b) be less than $2,000,000 under a single limit liability for each loss; and provided, further, that such insurance may provide for a deductible amount not to exceed $5,000.00. The Borrower shall cause the insurers with whom it maintains such insurance to advise the Lender in writing promptly of any default in the payment of any premiums or any other act or omission on the part of the Borrower of which they have knowledge and which might invalidate or render unenforceable, in whole or in part, any such insurance. The Borrower shall also cause such insurers to advise the Lender in writing, at least thirty
(30) days prior thereto, of the expiration or termination of any such insurance.

Section 2.11. Indemnification; Waiver of Offset.

         (a) If the Lender is made a party defendant to any litigation commenced by a third party concerning this Security Agreement, any other security documents or the Collateral or any part thereof or interest therein, then the Borrower shall indemnify, defend and hold the Lender harmless from any and all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by the Lender in any such litigation, whether or not such litigation is prosecuted to judgment.
         (b) The Borrower waives any and all right to claim or recover against the Lender, its officers, employees, agents and representatives, for loss of or damage to the Borrower, the Collateral, the Borrower's Property or the Property of others under the Borrower's control from any cause insured against pursuant to policies maintained by Borrower.

         (c) All sums payable by the Borrower hereunder and under the Note shall be paid without notice, demand, counterclaim (other than compulsory counterclaims), set-off, deduction or defense (other than defense of payment) and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Borrower hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (1) any damage to or destruction of or any condemnation or similar taking of the Collateral or any part thereof; (ii) any restriction or prevention of or interference with any use of the Collateral or any part thereof; (iii) any title defect or encumbrance on the Collateral or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Lender, or any action taken with respect to this Security Agreement by any trustee or receiver of the Lender, or by any court, in any such proceeding; (v) any claim which the Borrower has or might have against the Lender; (vi) any default or failure on the part of the Lender to perform or comply with any of the terms hereof or of any other agreement with the Borrower; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not the Borrower shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, the Borrower waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any of the indebtedness hereby secured and payable by the Borrower.

Section 2.12. Chief Place of Business/Corporate Name.

         (a) The Borrower's principal place of business and chief executive office is located at 2000 Cabot Boulevard West, Suite 110, Langhorne, PA 19047. The Borrower may not change such location without thirty (30) days prior notice to Lender.

         (b) The Borrower will not do business under any name other than eGames, Inc., a Pennsylvania corporation without prior notice to the Lender.

Section 2.13. Location of Collateral.

         (a) Location. The Borrower will not move any Collateral outside of the Commonwealth of Pennsylvania without thirty (30) days prior notice to Lender other than in connection with the sale of inventory in the ordinary course of Borrower's business. Should any Collateral be located at any location other than Borrower's principal place of business, Borrower shall notify Lender within ten
(10) days following such change of location.

         (b) Collateral Not Part of Realty. The parties hereto intend that the Collateral is and shall at all times be and remain personal property under the law of any state wherein the Collateral may be located from time to time, and each of them agrees that it will not take any action which would cause the Collateral or any part thereof to be, or to be deemed to be, real property or an accession to real property under the laws of the state wherein the Collateral may be located from time to time, or real estate under the Federal bankruptcy laws.


SECTION 3. POSSESSION, USE AND RELEASE OF COLLATERAL.

Section 3.1. Possession of the Collateral.

         The Borrower, so long as no Event of Default has occurred and is continuing, shall be suffered and permitted to remain in full possession, enjoyment and control of the Collateral, and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, always, that the possession, enjoyment, control and use of the Collateral shall at all times be under and subject to this Security Agreement.


SECTION 4. DEFAULTS AND REMEDIES.

Section 4.1. Events of Default.

         The Borrower acknowledges and agrees that each and all of the terms and provisions of the Loan Documents, including, but not limited to, provisions relating to Events of Default and remedies of Lender, have been and are incorporated into this Security Agreement by reference to the same extent as though fully set forth herein. Furthermore, this Agreement shall be cross-defaulted with the Note, each and every Loan Document and with all other Loan Facilities between Borrower and Lender, whether now existing or entered into at a later date.

Section 4.2. Lender's Additional Rights.

         Upon an Event of Default, the Lender shall, without limitation of any other rights and remedies available pursuant to the Loan Documents, at law or in equity, have the rights, options, duties and remedies of a secured party, and the Borrower shall have the rights and duties of a debtor, under the Uniform Commercial Code of Pennsylvania, and, without limiting the generality of the foregoing, may exercise any one or more or all, and in any order, of the remedies hereinafter set forth:

         (a) The Lender may, by notice to the Borrower, declare the entire unpaid principal of the outstanding Note to be immediately due and payable; and thereupon all such unpaid principal, together with accrued interest thereon and premium, if any, shall be and become immediately due and payable;

         (b) The Lender shall have the right (subject to compliance with any applicable mandatory legal requirements) to take immediate possession of the Collateral, or any portion thereof, and for that purpose may pursue the same wherever it may be found, and may enter any of the premises of the Borrower with or without notice, demand, process of law or legal procedure, and search for, take possession of, remove, keep and store the same, or use and operate or lease the same until sold and may otherwise exercise any and all of the rights and powers of the Borrower in respect thereof;

         (c) The Lender may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale by registered or certified mail to the Borrower once at least 10 days prior to the date of such sale, or such other notice which may be required by law if said 10 days notice is insufficient, sell and dispose of the Collateral, or any part thereof, at public auction or private sale to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Lender may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) designated in the notice above referred to; and any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the Lender may bid and become the purchaser at any such sale; and

         (d) The Lender may proceed to protect and enforce this Security Agreement, any other security document, the Loan Documents or the Note by confession of judgment, suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or in aid of any power herein granted; confession of judgment; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Collateral or any part thereof, or for the recovery of judgment for the Indebtedness Hereby Secured or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

Section 4.3. Waiver of Benefit of Laws by Borrower.

         To the extent now or at any time hereafter enforceable under applicable law, the Borrower covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereinafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant hereto, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the Collateral so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every person, except decree or judgment creditors of the Borrower acquiring any interest in or title to the Collateral or any part thereof subsequent to the date of this Security Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Lender, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

         Any sale, whether under any power of sale herein given or by virtue of judicial proceedings (including, but not limited to, sales pursuant to a judgment obtained by confession), shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Borrower in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against the Borrower, its successors and assigns, and against any and all Persons claiming the Collateral sold or any part thereof, under, by or through the Borrower.

BORROWER AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY.

                                   ____TM____        ___DC___
                                    Initial          Initial
                                   (Borrower)        (Lender)

Section 4.4. Effect of Discontinuance of Proceedings.

         In case the Lender shall have proceeded to enforce any right under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the Borrower and the Lender shall be restored to their respective former positions, and their respective rights hereunder with respect to the property subject to the lien of this Security Agreement.

Section 4.5. Application of Sale Proceeds.

         The purchase money proceeds of any sale of all or any portion of the Collateral and the proceeds of any remedy exercised hereunder, together with any other moneys then held by the Lender hereunder as part of the Collateral, shall be applied as follows:

         (a) To the payment of costs and expenses of foreclosure or suit, if any, and of all proper expenses, liability and advances, including reasonable legal expenses and attorneys' and paralegal fees, incurred or made hereunder by the Lender and of all taxes, assessments or Liens superior to the security interest hereof, except any taxes, assessments or other superior Liens subject to which said sale may have been made;

         (b) To the payment of the whole amount then due, owing and unpaid upon the outstanding balance of the Note for principal and interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the outstanding Note, then ratably according to the aggregate of such principal and the accrued and unpaid interest with application on the outstanding Note to be made, first, to the unpaid interest thereof and second, to unpaid principal thereof and premium thereon; such application to be made upon presentation of the Note, and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid; and

         (c) To the payment of the surplus, if any, to the Borrower or to the person, persons or entities lawfully entitled to receive the same.

Section 4.6. Cumulative Remedies.

         No delay or omission of the Lender to exercise any remedy arising from any Event of Default, shall exhaust or impair any such remedy or prevent its exercise during the continuance of such Event of Default. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness hereby secured operate to prejudice, waive or affect the security of this Security Agreement or any rights, powers or remedies hereunder, nor shall the Lender be required to first look to, enforce or exhaust such other or additional security, collateral or guaranty.


SECTION 5. MISCELLANEOUS.

Section 5.1. Successors and Assigns.

         Whenever any of the parties hereto is referred to such reference shall be deemed to include the successors and assigns of such party and all the covenants, promises and agreements in this Security Agreement contained by or on behalf of the Borrower or by or on behalf of the Lender shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

Section 5.2. Amendment and Waiver.

         This Security Agreement may be amended, and the observance of any term of this Security Agreement may be waived only by written instrument signed by the parties hereto.

Section 5.3. Partial Invalidity.

         The unenforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

Section 5.4. Communications.

         All communications provided for herein shall be given in accordance with the Loan Agreement.

Section 5.5. Discharge.

         The Lender shall release this Security Agreement by proper instrument or instruments upon presentation of satisfactory evidence that all indebtedness hereby secured has been fully paid and discharged.

Section 5.6. Counterparts.

         This Security Agreement may be executed and delivered in any number of counterparts, each counterpart constituting an original, but together being only one Security Agreement.

Section 5.7. Governing Law.

         This Security Agreement and the Note shall be construed in accordance with and governed by the internal laws (without regard to any choice of law provisions) and decisions of the Commonwealth of Pennsylvania. The Borrower consents to the jurisdiction of legal process within the Court of Common Pleas of Bucks County and the Federal District Court for the Eastern District of Pennsylvania.

Section 5.8. Headings.

         The Section headings herein are for convenience only and shall not affect the construction hereof.






         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Security Agreement to be executed all as of the date first above written.


                                         eGames, Inc.
Attest:

/s/ Ellen Pulvar Flatt                   By: /s/ Thomas W. Murphy
----------------------                      ---------------------
                                            Thomas W. Murphy
                                            VP of Finance and CFO


                                         SUMMIT BANK

/s/ Ellen Pulvar Flatt                   By: /s/ David F. Ciccanti
----------------------                      ---------------------------------
Witness                                     David F. Ciccanti, Vice President